UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------

                    First Trust Active Dividend Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2013
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST


                                 ANNUAL REPORT

                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2013

                                  FIRST TRUST
                                  DIVIDEND AND
                                     INCOME
                                      FUND
                                     (FAV)



      CHARTWELL INVESTMENT PARTNERS
------------------------------------------
INSTITUTIONAL AND PRIVATE ASSET MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 15
Statement of Operations...................................................... 16
Statements of Changes in Net Assets.......................................... 17
Statement of Cash Flows...................................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Board of Trustees and Officers............................................... 34
Privacy Policy............................................................... 36


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST DIVIDEND AND INCOME FUND (FAV) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 30.30% during the twelve months ended November 30, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
"AT A GLANCE"
AS OF NOVEMBER 30, 2013 (UNAUDITED)


--------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------
Symbol on New York Stock Exchange                                     FAV
Common Share Price                                                  $8.55
Common Share Net Asset Value ("NAV")                                $9.73
Premium (Discount) to NAV                                          (12.13)%
Net Assets Applicable to Common Shares                        $80,396,131
Current Quarterly Distribution per Common Share (1)               $0.1500
Current Annualized Distribution per Common Share                  $0.6000
Current Distribution Rate on Closing Common Share Price (2)          7.02%
Current Distribution Rate on NAV (2)                                 6.17%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
             COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------------
            Common Share Price        NAV
11/12             $7.69              $8.63
                   7.52               8.62
                   7.52               8.54
                   7.53               8.61
12/12              7.37               8.46
                   7.77               8.83
                   7.99               8.83
                   8.11               8.93
1/13               7.93               8.82
                   8.03               8.90
                   8.16               8.89
                   8.06               8.91
2/13               8.01               8.89
                   8.01               8.90
                   8.18               9.08
                   8.16               9.12
                   8.31               9.08
3/13               8.31               9.14
                   8.15               9.07
                   8.22               9.22
                   8.15               9.09
4/13               8.13               9.10
                   8.23               9.25
                   8.28               9.34
                   8.44               9.49
                   8.42               9.45
5/13               8.27               9.29
                   8.29               9.37
                   8.41               9.30
                   7.91               9.11
6/13               8.14               9.22
                   8.20               9.26
                   8.36               9.52
                   8.64               9.57
7/13               8.38               9.39
                   8.41               9.45
                   8.32               9.41
                   8.24               9.24
                   8.20               9.31
8/13               8.10               9.18
                   8.19               9.23
                   8.36               9.38
                   8.44               9.52
9/13               8.55               9.46
                   8.42               9.44
                   8.38               9.50
                   8.70               9.68
10/13              8.62               9.63
                   8.62               9.60
                   8.52               9.61
                   8.61               9.73
                   8.60               9.76
11/13              8.55               9.73
--------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                    Average Annual Total Return
                                                  ------------------------------
                                                                     Inception
                                  1 Year Ended    5 Years Ended     (9/20/2007)
                                   11/30/2013      11/30/2013      to 11/30/2013
Fund Performance (3)
NAV                                  21.52%          10.23%            0.96%
Market Value                         19.84%          13.57%           -1.86%

Index Performance
Russell 1000(R) Value Index          31.92%          16.40%            3.73%
S&P 500(R) Index                     30.30%          17.60%            5.13%
--------------------------------------------------------------------------------

-------------------------------------------------------
                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-------------------------------------------------------
ConocoPhillips                                  2.3%
JPMorgan Chase & Co.                            2.2
Johnson & Johnson                               2.1
Royal Dutch Shell PLC                           1.9
Pfizer, Inc.                                    1.9
AstraZeneca PLC                                 1.9
Energy Transfer Partners, L.P.                  1.8
TAL International Group, Inc.                   1.8
Altria Group, Inc.                              1.8
National CineMedia, Inc.                        1.8
-------------------------------------------------------
                                      Total    19.5%
                                              =====

-------------------------------------------------------
                                               % OF
CREDIT QUALITY (S&P RATINGS)(4)            SENIOR LOANS
-------------------------------------------------------
BBB-                                            0.9%
BB+                                             9.1
BB                                              8.8
BB-                                            15.8
B+                                             31.6
B                                              29.3
B-                                              1.1
CCC+                                            1.1
Privately rated securities                      2.3
-------------------------------------------------------
                                      Total   100.0%
                                              =====

-------------------------------------------------------
                                            % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
-------------------------------------------------------
Financials                                    24.1%
Energy                                         15.2
Consumer Discretionary                         14.7
Health Care                                    13.4
Industrials                                     7.5
Information Technology                          7.0
Consumer Staples                                5.9
Telecommunication Services                      5.2
Materials                                       4.5
Utilities                                       2.5
-------------------------------------------------------
                                      Total   100.0%
                                              =====


(1) Most recent distribution paid or declared through 11/30/2013. Subject to change in the future. The distribution was increased subsequent to 11/30/2013. See Note 7 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings are by Standard & Poor's, except where otherwise noted. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2013

Effective July 1, 2013, Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") was appointed the sub-advisor of First Trust Dividend and Income Fund ("FAV" or the "Fund") by the Fund's Board of Trustees pursuant to an interim investment sub-advisory agreement with a maximum 150-day term. A new investment sub-advisory agreement with Chartwell was approved by shareholders and was entered into on September 16, 2013. Aviance Capital Management, LLC ("Aviance"), a registered investment advisor, was the sub-advisor to the First Trust Active Dividend Income Fund (the Fund's previous name) during a portion of the period covered by this report and up through June 30, 2013.

                                  SUB-ADVISOR

Chartwell is an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. The firm is 75% owned by the partners and employees of Chartwell and 25% owned by a limited partnership comprised of three passive investors in the Philadelphia area. There are no affiliates at this time. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Subsequent to the period covered by this report Chartwell informed the Fund that it will sell substantially all of its assets to a third party. It is anticipated that there will be no changes to Chartwell personnel or the manner in which they perform their sub-advisory duties with respect to the Fund due to this transaction. See the Subsequent Events note in the Notes to Financial Statement later in the report.

                           PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER, MANAGING PARTNER, SENIOR PORTFOLIO MANAGER, CHARTWELL

DOUGLAS W. KUGLER, PRINCIPAL, SENIOR PORTFOLIO MANAGER, CHARTWELL

PETER M. SCHOFIELD, PRINCIPAL, SENIOR PORTFOLIO MANAGER, CHARTWELL

WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST
TRUST

SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST
TRUST


FIRST TRUST DIVIDEND AND INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. Its secondary objective is capital appreciation. Prior to July 1, 2013, the Fund pursued its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believed offered the potential for attractive income and/or capital appreciation. Also, on an ongoing and consistent basis, the Fund wrote call options on stock indices and single stocks on up to 50% of the Fund's portfolio. Effective July 1, 2013, the Fund pursued its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities, debt securities, and beginning on September 17, 2013, senior secured floating rate loans that offer the potential for attractive income and/or capital appreciation. The Fund employs leverage, in the form of borrowings, in an effort to enhance the Fund's potential for income. Chartwell manages the equity securities and options components of the Fund's strategy. First Trust manages the senior loan and leverage components of the Fund's strategy. Also subsequent to July 1, 2013, the Fund pursued a revised options strategy. The Fund may increase its use of options to enhance the Fund's potential for income as the Fund's ability to write call options is no longer limited to 50% of the Fund's portfolio. The Fund may also enter into strategic transactions involving derivatives as it seeks to manage the risks of the Fund's portfolio securities or for other purposes consistent with the Fund's investment objectives, policies, and applicable regulatory requirements. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

PERFORMANCE SUMMARY

For the Fund's fiscal year ending November 30, 2013, the Fund returned 21.52% on a total return basis. The S&P 500 returned 30.30% on a total return basis over the same time period. Relative to the S&P 500, the Fund's equity portfolio faced some significant headwinds during the year. The Fund's equity portfolio is primarily focused on higher quality, large-to mid-cap equity securities with higher yields - each of which underperformed the S&P 500 Index during the year. Based on an analysis of the S&P 500 performed by Bank of America Merrill Lynch, for the Fund's fiscal year; higher-yielding stocks underperformed the S&P 500 Index as well as stocks which had either small or no yield, lower quality stocks were better performers than higher quality stocks and smaller capitalization stocks outperformed larger capitalization stocks. As an example, the S&P SmallCap 600 Index, which is

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

an index of companies with market capitalizations in the range of $300 million to $1.4 billion returned 43.90% during the Fund's fiscal year, beating the S&P 500 by over 13 percentage points. The Fund's covered call writing program detracted from relative performance, as would be expected, given the equity market's strong advance. On a stock specific basis, positive contributions to the return of the Fund came from holdings such as: Citigroup, Inc. (+53.2%), JPMorgan Chase & Co. (+43.2%), Wynn Resorts, Limited (+42.3%), and Lockheed Martin Corporation (+35.6%). Holdings in Freeport-McMoRan Copper & Gold, Inc. (-4.4%), Linn Energy LLC (-29.4%), Exelon Corporation (-6.7%) and Digital Realty Trust, Inc. (-20.4%) contributed negatively to the Fund's return. On September 17, 2013 the Fund began deploying leverage to purchase senior loans. Through the end of the fiscal year, these assets were accretive to the Fund's total return at the margin.

MARKET RECAP

The S&P 500 Index ("Index") returned 30.30% (inclusive of dividends) during the year ended November 30, 2013. This return was generated with few pauses during the year - only once in those twelve months did the Index decline by more than 5% from its latest high. While there were many issues for the market to worry about during the Fund's fiscal year that could have thwarted the Index's rally (threat of the "fiscal cliff," fears of a "hard landing" by the Chinese economy, tensions in Syria, and a U.S. federal government shutdown, to name a few), there were several recurring themes from which the market appeared to gain strength and overcome the proverbial "wall of worry" that most strong stock markets climb. The economy, despite occasional weak data, continued to grow and exhibit resilience. Real GDP in the first three quarters of 2013 was up 1.1%, 2.5% and 2.8% (subsequently revised to 4.1%), respectively. Later in the year the European economies also appeared to start to grow again lending strength to the global economy. Measures of employment also improved with the last employment report prior to the close of the Fund's fiscal year showing the unemployment rate at 7.3% (down from 7.8% at the start of the fiscal year) and new claims for unemployment approached ten-year lows. Corporate profits, while not overly robust, continued to come in better than expected as companies have adapted well to a lower revenue growth environment. And maybe most importantly, the Federal Reserve, despite periods of doubt by the market, continued to provide significant liquidity to the economy. The early part of the Index's rally favored the defensive sectors of the market. It is believed that a strong demand for higher yielding equities which are more commonplace in the defensive sectors helped drive those stocks. The rest of the year favored the more cyclical groups as the market appeared to become more confident in the global economic recovery and growth stocks outperformed value stocks. Throughout the year, small capitalization stocks outperformed large capitalization stocks.

MARKET OUTLOOK

The Index attained an all-time closing high of 1807.23 on November 27, 2013, and it was up over 150% from its closing low of 676.53 on March 9, 2009. The Index increase for this fiscal year (+30.30%) was the largest gain in the last 10 years and it followed last year which was the third largest increase (+16.13%) in the ten years ended November 30. The question is: where to now? The major issue the market is currently wrestling with is at what pace will the Federal Reserve continue to slow its injection of liquidity, through quantitative easing, into the banking system. There is uncertainty as to the timing and size of this so-called "tapering" and the market can be more volatile during times of uncertainty. In addition, a new Chairman of the Federal Reserve Board, Janet Yellen, has been appointed. Though she is not expected to make any significant changes to policy, the fact that there is a transition at the top of the Fed can raise questions. There are other issues which add to the uncertain environment--but all of these uncertainties can also provide positive impetus to stock prices if they are resolved in a market friendly manner, as we have seen over the last few years. Stock prices have risen on a combination of the resolution of uncertainties, strong earnings growth and increased confidence in the economy's ability to continue to improve coming out of the "Great Recession." We believe that this can continue, but not without volatility. Companies have learned how to operate in a lower growth environment and have shown the ability to raise margins which are at all-time highs. Concurrent with this increase in corporate earnings and margins, the economy has been growing the last few years, but at an unspectacular pace. This "plow-horse" level of growth has led to uncertainty regarding the question of whether the domestic U.S. economy can sustain this level of growth after the Federal Reserve reduces the amount of "accommodation" it has been providing through quantitative easing. It appears as if we will find out soon. Some view the reduction of help from the Fed as a good thing - meaning that the economy is strong enough to move forward without help. Others are fearful that growth will stop when the accommodation is reduced. What this has done is raise the level of interest rates and add uncertainty.

Our position is that despite these uncertainties, the economy should continue to grow at a reasonable, but not strong rate, and corporate profits should continue to grow as well. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

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PORTFOLIO COMMENTARY (CONTINUED)
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SENIOR LOAN MARKET RECAP

Few investors anticipated the decision by the Federal Reserve to continue (in full) its quantitative easing bond buying at its September 18th meeting, and while Treasury yields were up significantly from the lows early in the year, Treasury yields plummeted more than 15 basis points (bps) in one day. In October, investors faced additional market uncertainty as the Federal Government shutdown was a constant reminder of the wrangling in Washington over a budget deal and the desire to reach a consensus on the debt ceiling debate. Ultimately, the combination of the government's decision to revisit the Continuing Resolution/debt ceiling debate early next year and the Federal Reserve maintaining its unprecedented bond buying program, proved enough to leave fixed income markets on solid footing in November.

CREDIT QUALITY/DEFAULT RATES

The trailing twelve-month default rate at the end of November 2013 was 2.08% for the S&P/LSTA Leveraged Loan Index. The default rate remains well inside the long-term historical average. The long-term average default rate for senior loans is 3.27% (for the period March 1999 - November 2013).

Two trends in the market that have helped keep default volumes in check have been solid corporate fundamentals and robust capital markets activity. Regarding corporate fundamentals, senior loan issuers that file their financial results publicly grew cash flows by approximately 7% year-over-year in the third quarter of 2013, which represents 17 straight quarters of cash flow growth. This extended period of cash flow growth has given companies the ability to strengthen their balance sheets. The second positive trend is the active capital markets which have provided companies the opportunity to refinance near-term debt maturities with longer-dated paper and a lower coupon. This process of extending maturities may help alleviate a potential catalyst for future defaults and the lower coupon eases a company's interest burden. Senior loans coming due with maturities through 2014 stand at a mere $9.8 billion, down from $47.6 billion at December 2012 and $140.3 billion at the end of 2011. Overall, we believe that the combination of solid corporate performance and the extension of near-term debt maturities support our view that the default environment will remain modest.

SENIOR LOAN MARKET OUTLOOK

Our outlook for the leveraged finance market (high yield bonds and senior loans) remains positive. The combination of a modest default environment and slow but positive economic growth provides a firm fundamental backdrop for high-yield bonds and senior loans. As interest rates move higher, especially longer-term rates, our view is that high-yield will face headwinds as our analysis suggests that in light of the low yield and high prices within the high-yield market, there's considerably more interest rate risk embedded in pockets of high-yield than history would indicate. Notwithstanding these challenges, we would expect both senior loans and high-yield bonds to outperform traditional fixed income when interest rates increase.

As we evaluate new investment opportunities for the portfolio, decisions will continue to be rooted in our rigorous bottom up credit analysis with a specific focus on the opportunities that offer the best balance between risk and reward.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2013

   SHARES                                       DESCRIPTION                                          VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 83.8%

             AEROSPACE & DEFENSE - 3.1%
      8,900  Honeywell International, Inc.....................................................  $      787,739
     11,900  Lockheed Martin Corp. (a) .......................................................       1,685,873
                                                                                                --------------
                                                                                                     2,473,612
                                                                                                --------------

             CAPITAL MARKETS - 1.8%
      4,900  BlackRock, Inc. (a) .............................................................       1,483,475
                                                                                                --------------

             CHEMICALS - 1.4%
     29,200  Dow Chemical (The) Co. (a) ......................................................       1,140,552
                                                                                                --------------

             COMMERCIAL BANKS - 1.3%
     24,300  Wells Fargo & Co. (a) ...........................................................       1,069,686
                                                                                                --------------

             COMMUNICATIONS EQUIPMENT - 1.0%
     11,400  QUALCOMM, Inc....................................................................         838,812
                                                                                                --------------

             COMPUTERS & PERIPHERALS - 1.6%
      2,300  Apple, Inc. (a) .................................................................       1,278,961
                                                                                                --------------

             CONSUMER FINANCE - 1.0%
     11,000  Capital One Financial Corp.......................................................         787,930
                                                                                                --------------

             DIVERSIFIED FINANCIAL SERVICES - 4.1%
     20,400  Citigroup, Inc. (a) .............................................................       1,079,568
     39,400  JPMorgan Chase & Co. (a) ........................................................       2,254,468
                                                                                                --------------
                                                                                                     3,334,036
                                                                                                --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 5.3%
     43,700  AT&T, Inc. (a) ..................................................................       1,538,677
     42,300  CenturyLink, Inc.................................................................       1,298,610
     28,900  Verizon Communications, Inc. (a) ................................................       1,434,018
                                                                                                --------------
                                                                                                     4,271,305
                                                                                                --------------

             ELECTRIC UTILITIES - 2.2%
     11,000  Duke Energy Corp.................................................................         769,560
     37,500  Exelon Corp......................................................................       1,009,125
                                                                                                --------------
                                                                                                     1,778,685
                                                                                                --------------

             ENERGY EQUIPMENT & SERVICES - 1.6%
     30,500  Seadrill Ltd.....................................................................       1,302,655
                                                                                                --------------

             FOOD PRODUCTS - 1.0%
     15,300  Kraft Foods Group, Inc. (a) .....................................................         812,736
                                                                                                --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
     22,000  Abbott Laboratories .............................................................         840,180
     12,200  Covidien PLC (a) ................................................................         832,772
                                                                                                --------------
                                                                                                     1,672,952
                                                                                                --------------

             HOTELS, RESTAURANTS & LEISURE - 3.2%
      7,000  DineEquity, Inc. (a) ............................................................         588,910
     27,000  Six Flags Entertainment Corp.....................................................       1,004,670

Page 6                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

   SHARES                                       DESCRIPTION                                          VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

             HOTELS, RESTAURANTS & LEISURE (CONTINUED)
      6,000  Wynn Resorts Ltd.................................................................  $      995,220
                                                                                                --------------
                                                                                                     2,588,800
                                                                                                --------------

             INDUSTRIAL CONGLOMERATES - 2.1%
     63,000  General Electric Co. (a) ........................................................       1,679,580
                                                                                                --------------

             INSURANCE - 5.5%
     16,500  MetLife, Inc.....................................................................         861,135
    104,400  Old Republic International Corp..................................................       1,795,680
      5,600  Prudential Financial, Inc........................................................         497,056
     14,000  Travelers (The) Cos., Inc. (a) ..................................................       1,270,360
                                                                                                --------------
                                                                                                     4,424,231
                                                                                                --------------

             LEISURE EQUIPMENT & PRODUCTS - 1.1%
     18,200  Mattel, Inc......................................................................         842,114
                                                                                                --------------

             MEDIA - 4.5%
     96,600  National CineMedia, Inc..........................................................       1,801,590
     91,300  Regal Entertainment Group, Class A (a) ..........................................       1,778,524
                                                                                                --------------
                                                                                                     3,580,114
                                                                                                --------------

             METALS & MINING - 2.2%
     13,000  BHP Billiton Ltd., ADR ..........................................................         886,860
     25,300  Freeport-McMoRan Copper & Gold, Inc. (a) ........................................         877,657
                                                                                                --------------
                                                                                                     1,764,517
                                                                                                --------------

             MULTI-UTILITIES - 1.0%
     12,500  National Grid PLC, ADR ..........................................................         792,000
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 10.2%
      9,000  Chevron Corp. (a) ...............................................................       1,101,960
     31,700  ConocoPhillips (a) ..............................................................       2,307,760
     12,700  Occidental Petroleum Corp. (a) ..................................................       1,205,992
     29,800  Royal Dutch Shell PLC, ADR ......................................................       1,987,660
     26,200  Total S.A., ADR .................................................................       1,580,384
                                                                                                --------------
                                                                                                     8,183,756
                                                                                                --------------

             PHARMACEUTICALS - 9.7%
     33,200  AstraZeneca PLC, ADR ............................................................       1,898,708
     22,300  Johnson & Johnson (a) ...........................................................       2,110,918
     36,000  Merck & Co., Inc. (a) ...........................................................       1,793,880
     62,200  Pfizer, Inc. (a) ................................................................       1,973,606
                                                                                                --------------
                                                                                                     7,777,112
                                                                                                --------------

             REAL ESTATE INVESTMENT TRUSTS - 3.9%
     16,100  Digital Realty Trust, Inc........................................................         760,564
     22,100  EPR Properties ..................................................................       1,111,409
     17,500  Hospitality Properties Trust ....................................................         475,475
     24,800  National Retail Properties, Inc..................................................         787,400
                                                                                                --------------
                                                                                                     3,134,848
                                                                                                --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

  SHARES/
   UNITS                         DESCRIPTION                          VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
     64,300  Intel Corp. (a) .................................................................  $    1,532,912
     15,000  Microchip Technology, Inc........................................................         649,350
                                                                                                --------------
                                                                                                     2,182,262
                                                                                                --------------

             SOFTWARE - 1.1%
     22,600  Microsoft Corp...................................................................         861,738
                                                                                                --------------

             THRIFTS & MORTGAGE FINANCE - 1.4%
     76,800  People's United Financial, Inc...................................................       1,162,752
                                                                                                --------------

             TOBACCO - 5.4%
     48,800  Altria Group, Inc. (a) ..........................................................       1,804,624
     18,400  Lorillard, Inc...................................................................         944,472
     18,800  Philip Morris International, Inc. (a) ...........................................       1,608,152
                                                                                                --------------
                                                                                                     4,357,248
                                                                                                --------------

             TRADING COMPANIES & DISTRIBUTORS - 2.3%
     33,100  TAL International Group, Inc.....................................................       1,808,584
                                                                                                --------------
             TOTAL COMMON STOCKS .............................................................      67,385,053
             (Cost $61,642,763)                                                                 --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 2.4%

             CAPITAL MARKETS - 2.4%
     71,000  Ares Capital Corp................................................................       1,304,980
     19,500  Main Street Capital Corp.........................................................         642,525
                                                                                                --------------
             TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES ............................       1,947,505
             (Cost $1,842,357)                                                                  --------------

MASTER LIMITED PARTNERSHIPS - 7.6%

             DIVERSIFIED FINANCIAL SERVICES - 0.6%
     48,200  KKR Financial Holdings LLC ......................................................         461,756
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 7.0%
     10,500  Alliance Resource Partners, L.P..................................................         769,335
     34,700  Energy Transfer Partners, L.P....................................................       1,879,352
     23,600  Golar LNG Partners, L.P..........................................................         754,728
      8,000  Kinder Morgan Energy Partners, L.P...............................................         655,760
     26,000  Teekay Offshore Partners, L.P....................................................         853,320
     14,500  Williams Partners, L.P...........................................................         745,155
                                                                                                --------------
                                                                                                     5,657,650
                                                                                                --------------
             TOTAL MASTER LIMITED PARTNERSHIPS ...............................................       6,119,406
             (Cost $5,729,667)                                                                  --------------

CLOSED-END FUNDS - 1.5%

             DIVERSIFIED FINANCIAL SERVICES - 1.5%
     32,300  Kayne Anderson MLP Investment Co.................................................       1,202,529
                                                                                                --------------
             TOTAL CLOSED-END FUNDS ..........................................................       1,202,529
             (Cost $1,193,299)                                                                  --------------

Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

 PRINCIPAL                                                            STATED
   VALUE                          DESCRIPTION                        RATE (b)     MATURITY (c)       VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 27.7%

             AEROSPACE & DEFENSE - 0.1%
$   100,000  Alliant Techsystems, Term Loan B ...................      3.50%        11/01/20    $      100,292
                                                                                                --------------

             AUTO COMPONENTS - 0.1%
    116,667  Metaldyne Co., LLC, USDTerm Loan ...................      5.00%        12/18/18           117,308
                                                                                                --------------

             CAPITAL MARKETS - 0.6%
    500,000  Nuveen Investments, Inc., Term Loan B ..............      4.16%        05/13/17           494,190
                                                                                                --------------

             CHEMICALS - 0.8%
    100,000  Chromaflo Technologies Corp., Term Loan B ..........      4.50%        12/02/19           100,000
     25,000  Chromaflo Technologies Corp., Term Loan B,
                Second Lien .....................................      8.25%        05/01/20            25,125
    500,000  Huntsman International, LLC, 2013-2, Additional
                Term Loan .......................................      3.75%        01/31/21           500,210
                                                                                                --------------
                                                                                                       625,335
                                                                                                --------------

             COMMERCIAL SERVICES & SUPPLIES - 0.9%
     40,741  Garda World Security, Delayed Draw Term
                Loan (d) ........................................      0.00%(e)     10/18/20            40,919
    159,259  Garda World Security, Term Loan B ..................      4.00%        10/18/20           159,957
    498,744  SGS International, Inc., Term Loan .................      4.25%        10/17/19           499,577
                                                                                                --------------
                                                                                                       700,453
                                                                                                --------------

             COMMUNICATIONS EQUIPMENT - 0.6%
    498,744  Alcatel-Lucent USA, Inc., Term Loan C ..............      5.75%        01/30/19           502,798
                                                                                                --------------

             COMPUTERS & PERIPHERALS - 0.5%
    132,075  Dell International, Term Loan B.....................      4.50%        04/29/20           130,695
    250,000  Dell International, Term Loan C.....................      3.75%        10/29/18           249,188
                                                                                                --------------
                                                                                                       379,883
                                                                                                --------------

             CONTAINERS & PACKAGING - 1.3%
    225,000  Exopack Holding Corp., Term Loan B .................      5.25%        04/30/19           228,281
    293,239  Filtration Group, Initial Term Loan ................      4.50%        11/21/20           295,315
     25,000  Filtration Group, Term Loan, Second Lien ...........      8.25%        11/21/21            25,406
    498,750  Pact Group, Term Loan...............................      3.75%        05/29/20           494,077
                                                                                                --------------
                                                                                                     1,043,079
                                                                                                --------------

             DISTRIBUTORS - 0.1%
    100,000  MRC Global, Inc., Term Loan ........................      5.00%        11/08/19           100,719
                                                                                                --------------

             DIVERSIFIED CONSUMER SERVICES - 0.8%
    498,744  Asurion Corp., Term Loan B1 ........................      4.50%        05/24/19           498,400
    150,000  Coinmach Services, Incremental Term Loan ...........      4.25%        11/14/19           149,671
                                                                                                --------------
                                                                                                       648,071
                                                                                                --------------

             DIVERSIFIED FINANCIAL SERVICES - 1.4%
    250,000  Duff & Phelps Corp., Initial Term Loan .............      4.50%        04/23/20           249,452
    500,000  First Data Corp., 2017 New Dollar Term Loan ........      4.17%        03/24/17           501,070
    100,000  Fly Funding II S.A.R.L., Loan ......................      4.50%        08/09/19           100,563
    250,000  SAM Finance Lux S.A.R.L., US Term Loan .............      4.25%        12/17/20           250,000
                                                                                                --------------
                                                                                                     1,101,085
                                                                                                --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

 PRINCIPAL                                                            STATED
   VALUE                          DESCRIPTION                        RATE (b)     MATURITY (c)       VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
$   500,000  Cincinnati Bell, Inc., Term Loan B .................      4.00%        09/10/20    $      500,000
                                                                                                --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.6%
    500,000  Allflex Holdings III, Term Loan, First Lien ........      4.25%        07/18/20           502,125
                                                                                                --------------

             FOOD & STAPLES RETAILING - 0.8%
     83,333  Arby's Restaurant Group, Inc., Term Loan ...........      5.00%        11/15/20            83,646
    523,744  BJ's Wholesale Club, Inc., Replacement Loan,
                First Lien ......................................      4.50%        09/26/19           525,268
                                                                                                --------------
                                                                                                       608,914
                                                                                                --------------
             FOOD PRODUCTS - 0.4%
    100,000  Del Monte Consumer Products, Loans .................      4.25%        01/31/21           100,500
    200,000  Dole Food Company, Inc., Term Loan B ...............      4.50%        11/01/18           200,888
                                                                                                --------------
                                                                                                       301,388
                                                                                                --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
    493,750  Carestream Health, Inc., Term Loan (First
                Lien 2013) ......................................      5.00%        06/07/19           498,954
    498,744  DJO Finance, LLC, Term Loan B ......................      4.75%        09/15/17           503,607
    500,000  Sage Products, Inc., Replacement Term Loan
                (First Lien) ....................................      4.25%        12/13/19           502,190
                                                                                                --------------
                                                                                                     1,504,751
                                                                                                --------------

             HEALTH CARE PROVIDERS & SERVICES - 1.7%
    500,000  CHG Healthcare Services, Term Loan, First Lien .....      4.25%        11/19/19           502,030
    250,000  Gentiva Health Services, Inc, Initial Term Loan C...      5.75%        10/18/18           246,875
     83,333  Heartland Dental Care, Term B-1
                Loans ...........................................      5.50%        12/21/18            83,437
    500,000  U.S. Renal Care, Inc., First Lien Term Loan B-1 ....      5.25%        07/03/19           504,375
                                                                                                --------------
                                                                                                     1,336,717
                                                                                                --------------

             HEALTH CARE TECHNOLOGY - 0.3%
    250,000  Healthport, Term Loan ..............................      5.25%        10/04/19           251,250
                                                                                                --------------

             HOTELS, RESTAURANTS & LEISURE - 4.1%
    500,000  Bally Technologies, Inc., Term Loan B ..............      4.25%        11/25/20           502,915
    250,000  Caesars Entertainment Resort Properties, LLC,
                Term Loan B .....................................      7.00%        10/11/20           245,470
    506,714  City Center Holdings, LLC, First Lien Term
                Loan B ..........................................      5.00%        10/16/20           512,258
    494,452  Focus Brands, Inc., Refinancing Term Loan
                (First Lien) ....................................   4.25%-5.50%     02/21/18           491,570
    493,421  Hilton Worldwide, Term Loan ........................      4.00%        09/23/20           494,797
    500,000  ROC Finance, LLC, Term Loan B ......................      5.00%        06/20/19           478,440
    500,000  Scientific Games International, Inc., Initial
                Term Loan .......................................      4.25%        10/18/20           499,750
    100,000  Station Casinos, Inc., Term Loan B .................      5.00%        03/02/20           101,021
                                                                                                --------------
                                                                                                     3,326,221
                                                                                                --------------

             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
    200,000  Calpine Corp., Delayed Draw Term Loan ..............      4.00%        10/31/20           201,166
                                                                                                --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

 PRINCIPAL                                                            STATED
   VALUE                          DESCRIPTION                        RATE (b)     MATURITY (c)       VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             INSURANCE - 0.4%
$    96,939  Amwins Group, LLC, New Term Loan (First Lien) ......      5.00%        09/06/19    $       97,333
    225,000  USI, Inc., Initial Term Loan .......................      5.00%        12/27/19           225,632
                                                                                                --------------
                                                                                                       322,965
                                                                                                --------------

             LEISURE EQUIPMENT & PRODUCTS - 0.6%
    500,000  Live Nation Entertainment, Inc., Term Loan B-1 .....      3.50%        08/17/20           500,250
                                                                                                --------------

             MACHINERY - 0.3%
    250,000  Husky Injection Molding System Ltd., Term Loan .....      4.25%        06/30/18           251,625
                                                                                                --------------

             MEDIA - 3.2%
    500,000  Alpha Topco, Ltd., Term Loan B .....................      4.50%        04/30/19           504,610
    250,000  Clear Channel Communications, Inc., Term Loan B ....      3.81%        01/29/16           240,625
     39,683  Mission Broadcasting, Inc., Term Loan B2 ...........      3.75%        10/01/20            39,782
    250,000  NEP Holdco, Inc., Refinanced New Term Loan
                (First Lien) ....................................      4.75%        01/22/20           250,625
      7,937  Nexstar Broadcasting, Inc., Term Loan B2 ...........      3.75%        09/30/20             7,956
  1,000,000  Tribune Co., Term Loan .............................      4.00%        12/27/20           995,310
    500,000  Univision Communications, Inc., 2013 Converted
                Extended First Lien Term Loan ...................      4.50%        03/01/20           501,940
                                                                                                --------------
                                                                                                     2,540,848
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 0.3%
    250,000  Fieldwood Energy, LLC, Closing Date Loan ...........      3.88%        09/28/18           251,522
                                                                                                --------------

             PHARMACEUTICALS - 1.5%
    213,636  Akorn, Inc., Loan ..................................      4.50%        01/31/21           214,305
    500,000  Par Pharmaceutical, Inc., Term Loan B-1 ............      4.25%        09/30/19           502,125
    498,744  Valeant Pharmaceuticals International, Inc., Series E
                Tranche B Term Loan .............................      4.50%        08/05/20           504,145
                                                                                                --------------
                                                                                                     1,220,575
                                                                                                --------------

             PROFESSIONAL SERVICES - 0.4%
    100,000  CPA Global, Initial Dollar Term Loans ..............      4.50%        12/03/20           100,375
    208,360  Information Resources, Inc., Term Loan .............      4.75%        09/30/20           210,184
                                                                                                --------------
                                                                                                       310,559
                                                                                                --------------

             REAL ESTATE INVESTMENT TRUSTS - 0.6%
    480,063  iStar Financial, Inc., Term Loan ...................      4.50%        10/15/17           482,166
                                                                                                --------------

             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
    150,000  Starwood Property Trust, Term Loan .................      3.50%        04/17/20           149,344
                                                                                                --------------

             SOFTWARE - 1.3%
    498,750  Blue Coat Systems, Inc., New Term Loan .............      4.50%        05/31/19           500,620
    500,000  BMC Software, Initial Term Loan ....................      5.00%        09/10/20           502,500
     50,000  Genesys, Series 2 Term Loan Commitment .............      4.50%        11/13/20            49,907
     25,000  Genesys, Series 2 Term Loan ........................      4.50%        11/13/20            24,953
                                                                                                --------------
                                                                                                     1,077,980
                                                                                                --------------

                        See Notes to Financial Statements                Page 11

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

 PRINCIPAL                                                            STATED
   VALUE                          DESCRIPTION                        RATE (b)     MATURITY (c)       VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             SPECIALTY RETAIL - 1.0%
$   100,000  Britax Group, First Lien Term Loan B ...............      4.50%        10/07/20    $      100,321
    500,000  Neiman Marcus Group, Inc., Term Loan ...............      5.00%        10/25/20           503,000
    187,500  Serta Simmons Holdings, LLC, Term Loan B ...........      4.25%        10/01/19           188,151
                                                                                                --------------
                                                                                                       791,472
                                                                                                --------------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS .......................................      22,245,051
             (Cost $22,218,796)                                                                 --------------


                                                                      STATED         STATED
   SHARES                        DESCRIPTION                           RATE         MATURITY        VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
$25 PAR PREFERRED SECURITIES - 3.3%

             CAPITAL MARKETS - 0.8%
     29,300  Goldman Sachs Group, Inc............................      5.95%          (f)              644,014
                                                                                                --------------

             COMMERCIAL BANKS - 0.8%
     31,500  PNC Financial Services Group, Inc., Series Q .......      5.38%          (f)              646,065
                                                                                                --------------

             CONSUMER FINANCE - 1.2%
     42,800  Discover Financial Services, Series B ..............      6.50%          (f)              998,524
                                                                                                --------------

             MARINE - 0.5%
     14,700  Seaspan Corp., Series D ............................      7.95%          (f)              367,500
                                                                                                --------------
             TOTAL $25 PAR PREFERRED SECURITIES ..............................................       2,656,103
             (Cost $2,922,415)                                                                  --------------

$50 PAR PREFERRED SECURITIES - 1.1%

             REAL ESTATE INVESTMENT TRUSTS - 1.1%
     16,300  Weyerhaeuser Co., Series A .........................      6.38%        07/01/16           893,566
                                                                                                --------------
             TOTAL $50 PAR PREFERRED SECURITIES ..............................................         893,566
             (Cost $841,149)                                                                    --------------

             TOTAL INVESTMENTS (g) - 127.4% ..................................................     102,449,213
             (Cost $96,390,446)                                                                 --------------

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
 CALL OPTIONS WRITTEN - (0.3%)

             Apple, Inc. Call
         10  @ $545.00 due December 2013 .....................................................         (18,650)
                                                                                                --------------
             BHP Billiton Ltd. Call
         70  @   72.50 due December 2013 .....................................................          (1,190)
                                                                                                --------------
             BlackRock, Inc. Call
         20  @  320.00 due December 2013 .....................................................          (1,700)
                                                                                                --------------
             Capital One Financial Corp. Call
         60  @   72.50 due December 2013 .....................................................          (3,780)
                                                                                                --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

             Citigroup, Inc. Call
         75  @ $   52.50 due December 2013....................................................  $       (9,150)
                                                                                                --------------
             ConocoPhillips Call
        175  @     75.00 due December 2013....................................................          (6,475)
                                                                                                --------------
             Dow Chemical (The) Co. Call
        175  @     42.00 due December 2013....................................................          (2,450)
                                                                                                --------------
             Freeport-McMoRan Copper & Gold, Inc. Call
        150  @     38.00 due December 2013 ...................................................          (1,050)
                                                                                                --------------
             General Electric Co. Call
        600  @     28.00 due December 2013 ...................................................          (3,600)
                                                                                                --------------
             Honeywell International, Inc. Call
         50  @     90.00 due December 2013 ...................................................          (3,250)
                                                                                                --------------
             JPMorgan Chase & Co. Call
        150  @     57.50 due December 2013 ...................................................         (13,050)
                                                                                                --------------
             MetLife, Inc. Call
         80  @     55.00 due December 2013 ...................................................          (1,680)
                                                                                                --------------
             Microsoft Corp. Call
        226  @     39.00 due December 2013 ...................................................         (11,300)
                                                                                                --------------
             Occidental Petroleum Corp. Call
         65  @    100.00 due December 2013 ...................................................          (3,510)
                                                                                                --------------
             Prudential Financial, Inc. Call
         56  @     90.00 due December 2013 ...................................................          (8,960)
                                                                                                --------------
             QUALCOMM, Inc. Call
         75  @     75.00 due December 2013 ...................................................          (4,725)
                                                                                                --------------
             S&P 500 Index Calls (h)
         50  @  1,825.00 due December 2013 ...................................................         (46,000)
         70  @  1,835.00 due December 2013 ...................................................         (42,700)
         50  @  1,840.00 due December 2013 ...................................................         (24,500)
                                                                                                --------------
                                                                                                      (113,200)
                                                                                                --------------
             Travelers (The) Cos., Inc. Call
         50  @     90.00 due December 2013 ...................................................          (7,250)
                                                                                                --------------
             Verizon Communications, Inc. Call
        175  @     52.50 due December 2013 ...................................................          (1,050)
                                                                                                --------------
             Wells Fargo & Co. Call
        100  @     43.00 due December 2013 ...................................................         (12,900)
                                                                                                --------------
             Wynn Resorts Ltd. Call
         60  @    167.00 due December 2013 ...................................................         (18,900)
                                                                                                --------------
             TOTAL CALL OPTIONS WRITTEN ......................................................        (247,820)
             (Premiums received $222,338)                                                       --------------

             OUTSTANDING LOAN - (22.4%) ......................................................     (18,000,000)
             NET OTHER ASSETS AND LIABILITIES - (4.7%) .......................................      (3,805,262)
                                                                                                --------------
             NET ASSETS - 100.0% .............................................................  $   80,396,131
                                                                                                ==============


                        See Notes to Financial Statements                Page 13

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013


      (a) All or a portion of this security serves as collateral on the outstanding loan.

      (b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2013. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

      (c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

      (d) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2D - Unfunded Loan Commitments in the Notes to Financial Statements.

      (e) Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

      (f)   Perpetual maturity.

      (g) Aggregate cost for federal income tax purposes is $96,620,683. As of November 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,338,120 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,509,590.

      (h) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

      ADR   American Depositary Receipt

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                 ASSETS TABLE

                                                                                            LEVEL 2           LEVEL 3
                                                        TOTAL             LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2013           PRICES             INPUTS            INPUTS
------------------------------------------------   --------------      -------------      ------------      ------------
Common Stocks*..................................   $   67,385,053      $  67,385,053      $         --      $         --
Common Stocks - Business Development
   Companies*...................................        1,947,505          1,947,505                --                --
Master Limited Partnerships*....................        6,119,406          6,119,406                --                --
Closed-End Funds*...............................        1,202,529          1,202,529                --                --
Senior Floating-Rate Loan Interests*............       22,245,051                 --        22,245,051                --
$25 Par Preferred Securities*...................        2,656,103          2,656,103                --                --
$50 Par Preferred Securities*...................          893,566            893,566                --                --
                                                   --------------      -------------      ------------      ------------
Total Investments...............................   $  102,449,213      $  80,204,162      $ 22,245,051      $         --
                                                   ==============      =============      ============      ============

                                               LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                       TOTAL              LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE       UNOBSERVABLE
                                                     11/30/2013           PRICES             INPUTS            INPUTS
                                                   --------------      -------------      ------------      ------------
Call Options Written............................   $     (247,820)     $    (247,820)     $         --      $         --
                                                   ==============      =============      ============      ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2013.


Page 14                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2013

ASSETS:
Investments, at value
  (Cost $96,390,446) ..........................................................................     $ 102,449,213
Cash...........................................................................................           727,399
Receivables:
    Investment securities sold.................................................................           367,049
    Dividends..................................................................................           302,228
    Interest...................................................................................            59,920
    Dividend reclaims..........................................................................            16,686
Prepaid expenses ..............................................................................             3,738
                                                                                                    -------------
    Total Assets...............................................................................       103,926,233
                                                                                                    -------------

LIABILITIES:
Outstanding loan ..............................................................................        18,000,000
Options written, at value (Premiums received $222,338) ........................................           247,820
Payables:
    Investment securities purchased............................................................         5,096,023
    Investment advisory fees...................................................................            78,575
    Audit and tax fees.........................................................................            53,500
    Interest and fees on loan..................................................................            13,448
    Printing fees..............................................................................            13,332
    Administrative fees........................................................................             8,624
    Custodian fees.............................................................................             8,135
    Legal fees.................................................................................             4,344
    Trustees' fees and expenses................................................................             3,237
    Transfer agent fees........................................................................             2,142
    Financial reporting fees...................................................................               771
Other liabilities                                                                                             151
                                                                                                    -------------
    Total Liabilities..........................................................................        23,530,102
                                                                                                    -------------
NET ASSETS ....................................................................................     $  80,396,131
                                                                                                    =============

NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................     $ 141,663,471
Par value .....................................................................................            82,595
Accumulated net investment income (loss) ......................................................          (189,271)
Accumulated net realized gain (loss) on investments and options ...............................       (67,193,949)
Net unrealized appreciation (depreciation) on investments and options .........................         6,033,285
                                                                                                    -------------
NET ASSETS ....................................................................................     $  80,396,131
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................     $        9.73
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,259,517
                                                                                                    =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $47,165)..........................................     $   2,712,641
Interest.......................................................................................            85,022
Other..........................................................................................            12,540
                                                                                                    -------------
   Total investment income.....................................................................         2,810,203
                                                                                                    -------------

EXPENSES:
Investment advisory fees.......................................................................           779,348
Administrative fees............................................................................            94,494
Printing fees..................................................................................            78,145
Audit and tax fees.............................................................................            52,982
Legal fees.....................................................................................            30,844
Transfer agent fees............................................................................            26,027
Interest and fees on loan......................................................................            19,476
Trustees' fees and expenses....................................................................            18,500
Custodian fees.................................................................................             9,251
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            39,398
                                                                                                    -------------
   Total expenses..............................................................................         1,157,715
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................         1,652,488
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         8,061,400
   Written option transactions (a).............................................................        (1,240,312)
                                                                                                    -------------
Net realized gain (loss).......................................................................         6,821,088
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         5,719,889
   Written options held (a)....................................................................           144,692
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................         5,864,581
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        12,685,669
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  14,338,157
                                                                                                    =============

(a)   Primary risk exposure is equity option contracts.

Page 16                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                           11/30/2013      11/30/2012
                                                                                          ------------    ------------
Net investment income (loss).......................................................       $  1,652,488    $  4,192,874
Net realized gain (loss)...........................................................          6,821,088      (2,923,384)
Net change in unrealized appreciation (depreciation)...............................          5,864,581        (53,989)
Net increase from payment by the former Sub-Advisor................................                 --          12,651
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations....................         14,338,157       1,228,152
                                                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (2,713,901)     (4,223,907)
Return of capital..................................................................         (2,489,595)     (1,722,945)
                                                                                          ------------    ------------
Total distributions to shareholders................................................         (5,203,496)     (5,946,852)
                                                                                          ------------    ------------
Total increase (decrease) in net assets............................................          9,134,661      (4,718,700)

NET ASSETS:
Beginning of period................................................................         71,261,470      75,980,170
                                                                                          ------------    ------------
End of period......................................................................       $ 80,396,131    $ 71,261,470
                                                                                          ============    ============
Accumulated net investment income (loss) at end of period..........................       $   (189,271)   $   (192,427)
                                                                                          ============    ============

COMMON SHARES:
Common Shares at end of period.....................................................          8,259,517       8,259,517
                                                                                          ============    ============



                        See Notes to Financial Statements                Page 17

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................     $   14,338,157
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
   Purchases of investments........................................................       (162,840,794)
   Sales, maturities and paydowns of investments...................................        147,857,076
   Proceeds from written options...................................................          2,134,494
   Amount paid to close written options............................................         (3,197,752)
   Return of capital received from investments in MLPs.............................            420,104
   Net amortization/accretion of premiums/discounts on investments.................              4,673
   Net realized gain/loss on investments and written options.......................         (6,821,088)
   Net change in unrealized appreciation/depreciation on investments and
     written options...............................................................         (5,864,581)

CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable.................................................            (59,920)
   Decrease in dividends receivable................................................             21,282
   Decrease in prepaid expenses....................................................                532
   Increase in interest and fees on loan payable...................................             13,448
   Increase in investment advisory fees payable....................................             20,848
   Increase in audit and tax fees payable..........................................             19,200
   Decrease in legal fees payable..................................................               (93)
   Decrease in printing fees payable...............................................               (246)
   Increase in administrative fees payable.........................................              1,124
   Increase in custodian fees payable..............................................              1,787
   Decrease in transfer agent fees payable.........................................             (3,739)
   Decrease in Trustees' fees and expenses payable.................................               (54)
   Decrease in other liabilities...................................................             (3,924)
                                                                                        --------------
CASH USED IN OPERATING ACTIVITIES..................................................                       $  (13,959,466)
                                                                                                          --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income.................         (2,713,901)
   Distributions to Common Shareholders from return of capital.....................         (2,489,595)
   Proceeds from borrowing.........................................................         18,000,000
                                                                                        --------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES........................................                           12,796,504
                                                                                                          --------------
Decrease in cash...................................................................                           (1,162,962)
Cash at beginning of period........................................................                            1,890,361
                                                                                                          --------------
CASH AT END OF PERIOD..............................................................                       $      727,399
                                                                                                          ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                       $        6,028
                                                                                                          ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR             YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
                                             11/30/2013 (a)     11/30/2012       11/30/2011       11/30/2010       11/30/2009
                                             --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period ........  $     8.63       $     9.20       $     9.93       $    10.48       $    10.61
                                               ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................        0.20             0.51             0.84 (b)         1.15 (b)         1.90 (b)
Net realized and unrealized gain (loss) .....        1.53            (0.36)           (0.56)           (0.45)           (0.20)
                                               ----------       ----------       ----------       ----------       ----------
Total from investment operations                     1.73             0.15             0.28             0.70             1.70
                                               ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .......................       (0.33)           (0.51)           (0.78)           (1.21)           (1.84)
Return of capital ...........................       (0.30)           (0.21)           (0.24)           (0.21)              --
                                               ----------       ----------       ----------       ----------       ----------
Total distributions to Common Shareholders...       (0.63)           (0.72)           (1.02)           (1.42)           (1.84)
                                               ----------       ----------       ----------       ----------       ----------
Premiums from shares sold in Common Share
  offering ..................................          --               --             0.01             0.17             0.01
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..............  $     9.73       $     8.63       $     9.20       $     9.93       $    10.48
                                               ==========       ==========       ==========       ==========       ==========
Market value, end of period .................  $     8.55       $     7.69       $     8.41       $    10.47       $    12.10
                                               ==========       ==========       ==========       ==========       ==========
Total return based on net asset value (c) ...       21.52%            2.24% (d)        2.81%            7.59%           18.44%
                                               ==========       ==========       ==========       ==========       ==========
Total return based on market value (c) ......       19.84%           (0.34)%         (10.96)%          (1.56)%          80.51%
                                               ==========       ==========       ==========       ==========       ==========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........  $   80,396       $   71,261       $   75,980       $   80,302       $   76,196
Ratio of total expenses to average net
   assets ...................................        1.52%            1.48%            1.60%            1.66%            1.89%
Ratio of total expenses to average net assets
  excluding interest expense ................        1.50%            1.48%            1.60%            1.66%            1.89%
Ratio of net investment income (loss) to
  average net assets ........................        2.18%            5.60%            8.42%           11.34%           19.31%
Portfolio turnover rate .....................         184%             790%           1,297%           1,516%           2,030%
INDEBTEDNESS:
Total loan outstanding (in 000's) ...........  $   18,000              N/A              N/A              N/A              N/A
Asset coverage per $1,000 of
  indebtedness (e) ..........................  $    5,466              N/A              N/A              N/A              N/A

--------------------

(a) On June 9, 2013, the Fund's Board of Trustees approved an interim and a new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's sub-advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new sub-advisory agreement.

(b)   Based on average shares outstanding.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) The Fund received a reimbursement from the former sub-advisor in the amount of $12,651. The reimbursement from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(e) Calculated by taking the Fund's total assets less the Fund's liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013


                                1. ORGANIZATION

First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE"). Effective July 1, 2013, the Fund's name was changed to its current name and Chartwell Investment Partners, L.P. ("Sub-Advisor" or "Chartwell") began serving as sub-advisor of the Fund.

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities, that Chartwell believes offer the potential for attractive income and/or capital appreciation, and debt securities and senior, secured floating rate loans ("Senior Loans")1 that First Trust believes offer the potential for attractive income and/or capital appreciation. The Fund's portfolio will consist of two components: (1) the "Equity Component," which will consist primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component." The Equity Securities in which the Fund may invest will include common stocks, preferred securities, convertible securities, American Depositary Receipts, including American Depositary Shares, European Depositary Receipts, Global Depositary Receipts and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities will also include (including for purposes of the 80% test set forth above) investments in Real Estate Investment Trusts, Master Limited Parternships and investment companies, including Exchange Traded Funds and business development companies. The Senior Loan/High Yield Debt Component will primarily consist of
(i) Senior Loans and (ii) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers. On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities within the Equity Component. The Fund will normally write (sell) covered call options against equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives. Prior to July 1, 2013, the Fund pursued its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believed offered the potential for attractive income and/or capital appreciation. Also, on an ongoing and consistent basis, the Fund wrote call options on stock indices and single stocks on up to 50% of the Fund's portfolio. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since

-------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013

its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Securities traded in an over-the-counter market are valued at the mean of the bid and asked prices, if available, and otherwise at the closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean between the most recent bid and asked prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of the security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013

      12)   issuer's competitive position within the industry;

      13) issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2013, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. Through June 30, 2013, the option strategy was managed by the Alternatives Group at First Trust, the investment advisor to the Fund. As of July 1, 2013 the option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the fiscal year ended November 30, 2013, distributions of $420,104 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $40,741 as of November 30, 2013.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2013, primarily as a result of book/tax treatment of sale of MLP investments, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $1,064,569, an increase in accumulated net realized gain (loss) on investments by $118,278 and a decrease to paid-in capital of $1,182,847.

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 was as follows:

Distributions paid from:                               2013              2012
Ordinary income..................................  $  2,713,901     $  4,223,907
Capital gain.....................................            --               --
Return of capital................................     2,489,595        1,722,945

As of November 30, 2013 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income....................  $         --
Undistributed capital gains......................            --
                                                   ------------
Total undistributed earnings.....................            --
Accumulated capital and other losses.............   (67,087,832)
Net unrealized appreciation (depreciation).......     5,811,284
                                                   ------------
Total accumulated earnings (losses)..............    61,276,548)
Other ...........................................       (73,387)
Paid-in capital..................................   141,746,066
                                                   ------------
Net assets.......................................  $ 80,396,131
                                                   ============

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013


F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $1,249,755 and post-enactment capital loss carryforwards in the amount of $3,730,263 for federal income tax purposes. At November 30, 2013, the Fund had pre-enactment capital losses for federal income tax purposes of $67,069,191 expiring as follows and no non-expiring post-enactment capital loss carryforwards:

         EXPIRATION DATE        AMOUNT
         November 30, 2016   $  42,833,814
         November 30, 2017      17,263,318
         November 30, 2018       5,877,626
         November 30, 2019       1,094,433

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2013, the Fund intends to elect to defer net realized capital losses in the amount of $18,641.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of November 30, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Prior to July 1, 2013, Aviance Capital Management, LLC ("Aviance") served as the Fund's sub-advisor and managed the Fund's portfolio subject to First Trust's supervision. Aviance received a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that was paid by First Trust out of its investment advisory fee.

During the first seven months of the time period covered by this report, FTIA Holdings, LLC, an affiliate of the Advisor, held a 28% ownership interest in Aviance. On June 28, 2013, FTIA Holdings, LLC divested its 28% interest in Aviance.

During the year ended November 30, 2012, the Fund received a payment from the former Sub-Advisor of $12,651 in connection with a trade error.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013

Effective July 1, 2013, the Board of Trustees appointed Chartwell as sub-advisor pursuant to an interim investment sub-advisory agreement. A special shareholder meeting of the Fund to vote on a proposal to approve a new investment sub-advisory agreement was held on September 16, 2013, at which time the new investment sub-advisory agreement with Chartwell was approved by the Fund's shareholders. (See Additional Information - Submission of Matters to a Vote of Shareholders.)

Chartwell serves as the Fund's sub-advisor and manages the Fund's equity component of the portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairman will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2013 were $162,874,561 and $143,359,570, respectively.

Written option activity for the Fund for the fiscal year to date period (December 1, 2012 through November 30, 2013) was as follows:

                                                NUMBER
                                                  OF
WRITTEN OPTIONS                                CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------

Options outstanding at November 30, 2012...          140       $   111,751
Options Written............................       19,591         2,134,494
Options Expired............................       (9,764)         (518,142)
Options Exercised..........................       (1,515)          (66,467)
Options Closed.............................       (5,860)       (1,439,298)
                                               ---------       -----------
Options outstanding at November 30, 2013...        2,592       $   222,338
                                               =========       ===========


                                 5. BORROWINGS

On September 18, 2013, the Fund entered into a committed facility agreement with Bank of America Merrill Lynch that has a maximum commitment amount of $25,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance is less than 20% of the total commitment amount. The average amount outstanding between September 18, 2013 and November 30, 2013, was $10,027,027 with a weighted average interest rate of 0.87%. As of November 30, 2013, the Fund had outstanding borrowings of $18,000,000 under this committed facility agreement. The high and low annual interest rates for the period ended November 30, 2013, were 0.88% and 0.86%, respectively. The interest rate at November 30, 2013, was 0.87%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2013


                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On January 9, 2014, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on January 24, 2014, payable January 31, 2014.

On January 8, 2014, Chartwell advised the Fund that it entered into a definitive asset-purchase agreement with TriState Capital Holdings, Inc. ("TriState") (NYSE
TSC) whereby TriState will acquire substantially all of the assets of Chartwell (the "Transaction"). The Transaction is expected to close in the first quarter of 2014, subject to regulatory requirements, obtaining certain Chartwell-client consents and other customary closing conditions. The consummation of the Transaction may be deemed to be an "assignment" (as defined in the 1940 Act) of the sub-advisory agreement between the Fund, First Trust and Chartwell, which would result in the automatic termination of the agreement. The Board of Trustees of the Fund is expected to consider the impact of the Transaction on the Fund at a meeting scheduled for February 20, 2014 and to consider the Fund's options at that time.

Effective December 31, 2013, Bernard P. Schaffer retired from his position at Chartwell and, consequently, will no longer be involved as a member of Chartwell's portfolio management team for the Fund. Douglas W. Kugler and Peter
M. Schofield will continue as members of Chartwell's portfolio management team for the Fund.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST DIVIDEND AND INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Dividend and Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Dividend and Income Fund, as of November 30, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 24, 2014

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2013, 44.49% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 55.36% of the ordinary income distributions for the year ended November 30, 2013.

                                        NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, and First Trust High Income Long/Short Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James
A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Dividend and Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 7,003,741, the number of votes against was 304,451 and the number of abstentions was 951,325. The number of votes cast in favor of Mr. Nielson was 7,032,436, the number against was 275,756 and the number of abstentions was 951,325. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on September 16, 2013. At the meeting, shareholders approved a new investment sub-advisory agreement between the Fund, First Trust and Chartwell Investment Partners, L.P. 4,206,326 (50.93%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment sub-advisory agreement was 3,693,856, the number of votes against was 173,094, and the number of abstentions was 339,376. The terms of the new investment sub-advisory agreement are substantially similar to the terms of the previous agreement.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

                                                                         Page 29

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ADDITIONAL INFORMATION (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. ("First Trust" or the "Advisor") at a meeting held on June 9-10, 2013 (the "Meeting"). The Board determined that

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ADDITIONAL INFORMATION (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment. Also at the Meeting, and consistent with First Trust's recommendation, the Board determined not to renew the investment sub-advisory agreement with the Fund's then current sub-advisor, Aviance Capital Management, LLC ("Aviance").

At the Meeting, the Advisor recommended various actions to be taken with respect to the Fund to address the Fund's underperformance (in terms of both share price and net asset value) relative to its benchmarks and peer group average and to narrow its trading discount, including replacing Aviance with Chartwell Investment Partners, L.P. ("Chartwell") and changing certain of the Fund's investment strategies. The Advisor proposed that Chartwell manage the Fund's equity portfolio and option overlay strategy (the latter of which was being managed by the Alternatives Group at First Trust), but also proposed that the Fund use leverage to add a senior loan/high yield debt portfolio to be managed by the Advisor's Leveraged Finance Investment Team. The Advisor had previously discussed with the Board these proposed actions, along with various other alternatives for addressing the Fund's underperformance and trading discount, at meetings held in March and April 2013. At the April 2013 meeting, a member of the Advisor's Leveraged Finance Investment Team made a presentation to the Board regarding the investment strategy for the Fund's proposed senior loan/high yield debt portfolio and how the Team would implement its strategy. Prior to the Meeting, the Advisor and Chartwell provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees with respect to the Advisor's anticipated recommendation that Chartwell replace Aviance as sub-advisor to the Fund. At the Meeting, and also during an executive session prior to the Meeting, the Independent Trustees met separately with their independent legal counsel to discuss the information provided by the Advisor and Chartwell. After reviewing the various alternatives for the Fund, the Board determined to approve the Advisor's proposed course of action for the Fund, including the use of leverage by the Fund to add a senior loan/high yield debt portfolio to be managed by the Advisor's Leveraged Finance Investment Team.

To reach its determination as to the continuation of the Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided or to be provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of services provided or to be provided by the Advisor under the Agreement. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the sub-advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the sub-advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also considered the services to be provided to the Fund by the Advisor's Leveraged Finance Investment Team in connection with the management of the proposed senior loan/high yield debt portfolio for the Fund, noting the Leveraged Finance Investment Team's prior presentation at the April 2013 meeting and the Board's familiarity with the quality of services provided by the Leveraged Finance Investment Team to other funds managed by First Trust that are overseen by the Board. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided or to be provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has overseen the sub-advisor's management of the Fund consistent with its investment objectives and policies. The Board considered that it appeared that certain of the Fund's investment strategies may have contributed to its performance issues, and that changes to the Fund's investment strategies to effect a repositioning of its portfolio, including the addition of the senior loan/high yield debt portfolio to be managed by the Advisor's Leveraged Finance Investment Team approved at the Meeting, were designed to enable the Fund to better achieve its investment objectives.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to one other closed-end fund with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the other closed-end fund. The Board also noted that the Advisor would retain the entire advisory fee on the portion of the Fund's assets allocated to the senior loan/high yield debt portfolio managed by the Advisor's Leveraged Finance Investment Team and that the introduction of leverage for the Fund would increase the asset base on which the Advisor's advisory fee rate is charged. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an

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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included no overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) most peer funds do not employ an advisor/sub-advisor management structure; and (iii) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board also noted that, similar to the Fund in its current state, none of the Lipper peer funds used leverage, but that the Advisor proposed to implement leverage for the Fund. The Board noted the Advisor's statement that adding leverage to the Fund will increase the Fund's expenses, but that the benefits of leverage are expected to outweigh the costs. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to three benchmarks. The Board also considered the Fund's dividend yield as of March 28, 2013. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period. As previously described, at the Meeting, the Board approved various actions recommended by the Advisor to address the Fund's underperformance (in terms of both share price and net asset value) relative to its benchmarks and peer group average and to narrow its trading discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided or to be provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INTERIM AND NEW INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund"), including the Independent Trustees, approved an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. ("First Trust" or the "Advisor") and Chartwell Investment Partners, L.P. ("Chartwell") at a meeting held on June 9-10, 2013 (the "Meeting"). The Board determined that the Agreements are in the best interests of the Fund in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the Meeting, the Advisor recommended various actions to be taken with respect to the Fund to address the Fund's underperformance (in terms of both share price and net asset value) relative to its benchmarks and peer group average and to narrow its trading discount, including replacing the Fund's then current sub-advisor, Aviance Capital Management, LLC ("Aviance"), with Chartwell and changing certain of the Fund's investment strategies. The Advisor proposed that Chartwell manage the Fund's equity portfolio and option overlay strategy (the latter of which was being managed by the Alternatives Group at First Trust), but also proposed that the Fund use leverage to add a senior loan/high yield debt portfolio to be managed by the Advisor's Leveraged Finance Investment Team. The Advisor had previously discussed with the Board these proposed actions, along with various other alternatives for addressing the Fund's underperformance and trading discount, at meetings held in March and April 2013. At the Meeting and at the April 2013 meeting, Chartwell made presentations to the Board regarding its proposed investment strategy for the Fund and how it would implement its proposed strategy. Prior to the Meeting, Chartwell also provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. The Board considered all the information provided and noted its familiarity with Chartwell as sub-advisor to First Trust Enhanced Equity Income Fund ("FFA"), another closed-end fund for which First Trust serves as manager that is overseen by the Board. At the Meeting, the Independent Trustees met separately with their independent legal counsel to discuss the information provided by Chartwell and the Advisor. After reviewing the various

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ADDITIONAL INFORMATION (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

alternatives for the Fund, the Board determined to approve the Advisor's proposed course of action for the Fund and, at the Meeting, did not renew Aviance's sub-advisory agreement and appointed Chartwell to serve as the interim sub-advisor to the Fund pursuant to the Interim Sub-Advisory Agreement, effective following the termination of Aviance's sub-advisory agreement with First Trust and the Fund on June 30, 2013. The Board also approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval.

To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Chartwell responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Chartwell to the Fund (including the relevant personnel responsible for these services and their experience); the proposed sub-advisory fee for the Fund as compared to fees charged to other clients of Chartwell; the potential for economies of scale, if any; financial data on Chartwell; fall out benefits to Chartwell; and information regarding Chartwell's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Fund, the Advisor and Chartwell are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, extent and quality of services to be provided by Chartwell under the Agreements. The Board considered Chartwell's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund, noting that they also serve as portfolio managers of FFA. The Board considered that Chartwell intended to manage the Fund in a manner that combined aspects of its Premium Yield Equity strategy and its Covered Call strategy and the Board reviewed the returns of Chartwell's Premium Yield Equity composite and also the returns of FFA, which is sub-advised by Chartwell using its Covered Call strategy. The Board also discussed with the prospective portfolio managers the approach Chartwell planned to take in transitioning the Fund's portfolio. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by Chartwell under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements. The Board considered that the sub-advisory fee rate under the Agreements would be the same as the sub-advisory fee rate under Aviance's sub-advisory agreement, but noted that Chartwell will only receive a fee on the portion of the Fund's assets allocated to it by the Advisor. The Board considered that the sub-advisory fee was negotiated at arm's length between the Advisor and Chartwell, an unaffiliated third party, and noted that the fees to be paid to Chartwell would be paid by the Advisor from its advisory fee. The Board considered the sub-advisory fee rate charged by Chartwell for sub-advising FFA, noting that it was the same as the Fund's. The Board also considered information provided by Chartwell as to the fees it charges to other non-fund clients with investment objectives and policies similar to the Fund's, noting that the sub-advisory fee rate is within the range of the fee rates charged by Chartwell to these other clients, and that services provided to registered investment companies are more extensive. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, extent and quality of services expected to be provided by Chartwell under the Agreements.

The Board considered Chartwell's statement that it had continually reinvested its capital to build a large, experienced group of professionals to serve its clients, including the Fund, and noted Chartwell's statements about potential economies of scale in providing services to the Fund. The Board also considered data provided by Chartwell as to the estimated profitability of the Agreements to Chartwell, noting that it appeared to be not excessive in light of the services expected to be provided to the Fund. The Board considered potential fall-out benefits identified by Chartwell from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS             OVERSEEN BY       DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                TRUSTEE           5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o  Three-Year Term    Physician; President, Wheaton Orthopedics;  105         None
c/o First Trust Advisors L.P.                             Limited Partner, Gundersen Real Estate
120 East Liberty Drive,             o  Since Fund         Limited Partnership; Member Sportsmed
  Suite 400                            Inception          LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o  Three-Year Term    President (March 2010 to Present), Senior   105         Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o  Since Fund         (May 2007 to March 2010), ADM Services,                 Inc. and ADM
  Suite 400                            Inception          Inc. (Futures Commission Merchant)                      Investor Services
Wheaton, IL 60187                                                                                                 International
D.O.B.: 11/57

Robert F. Keith, Trustee            o  Three-Year Term    President (2003 to Present), Hibs           105         Director of Trust
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Company of
120 East Liberty Drive,             o  Since Fund         Consulting)                                             Illinois
  Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Three-Year Term    President and Chief Executive Officer       105         Director of
c/o First Trust Advisors L.P.                             (June 2012 to Present), Dew Learning LLC                Covenant
120 East Liberty Drive,             o  Since Fund         (Educational Products and Services); President          Transport Inc.
  Suite 400                            Inception          (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and      o  Three-Year Term    Chief Executive Officer (December 2010      105         None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o  Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                            Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

   NAME, ADDRESS           POSITION AND OFFICES         TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
 AND DATE OF BIRTH               WITH FUND               LENGTH OF SERVICE                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley           President and Chief         o Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,     Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                          o Since January 2012     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas            Treasurer, Chief Financial  o Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,     Officer and Chief                                    President (April 2007 to January 2011), Vice
   Suite 400              Accounting Officer          o Since January 2012     President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                              Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66


W. Scott Jardine          Secretary and Chief Legal   o Indefinite Term        General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,     Officer                                              First Trust Portfolios L.P.; Secretary and
   Suite 400                                          o Since Fund Inception   General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary of Stonebridge Advisors LLC
                                                                               (Investment Advisor)


Daniel J. Lindquist       Vice President              o Indefinite Term        Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to July
   Suite 400                                          o Since Fund Inception   2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher           Chief Compliance Officer    o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,     and Assistant Secretary                              and First Trust Portfolios L.P.
   Suite 400                                          o Chief Compliance
Wheaton, IL 60187                                       Officer Since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        Since Fund Inception

-------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2013 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,000 for the fiscal year ended November 30, 2012 and $28,000 for the fiscal year ended November 30, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,500 for the fiscal year ended November 30, 2012 and $4,500 for the fiscal year ended November 30, 2013. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 20121, were $0 for the registrant and $4,120 for the registrant's investment adviser, and for the fiscal year ended November 30, 2013 , were $0 for the registrant and $3,000 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                         CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                       As Further Amended February, 2012

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

PROXY VOTING GUIDELINES
Generally, Chartwell votes all proxies in accordance with the ISS guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive.

ROUTINE/MISCELLANEOUS:
AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.    Board Accountability

2.    Board Responsiveness

3.    Director Independence

4.    Director Competence


1. BOARD ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2) who should be considered CASE-BY-CASE for the following:

-------------

1 IN GENERAL, COMPANIES WITH A PLURALITY VOTE STANDARD USE "WITHHOLD" AS THE CONTRARY VOTE OPTION IN DIRECTOR ELECTIONS; COMPANIES WITH A MAJORITY VOTE STANDARD USE "AGAINST". HOWEVER, IT WILL VARY BY COMPANY AND THE PROXY MUST BE CHECKED TO DETERMINE THE VALID OPPOSITION VOTE FOR THE PARTICULAR COMPANY.

2 A "NEW NOMINEE" IS ANY CURRENT NOMINEE WHO HAS NOT ALREADY BEEN ELECTED BY SHAREHOLDERS AND WHO JOINED THE BOARD AFTER THE PROBLEMATIC ACTION IN QUESTION TRANSPIRED. IF ISS CANNOT DETERMINE WHETHER THE NOMINEE JOINED THE BOARD BEFORE OR AFTER THE PROBLEMATIC ACTION TRANSPIRED, THE NOMINEE WILL BE CONSIDERED A "NEW NOMINEE" IF HE OR SHE JOINED THE BOARD WITHIN THE 12 MONTHS PRIOR TO THE UPCOMING SHAREHOLDER MEETING.

Problematic Takeover Defenses:

      CLASSIFIED BOARD STRUCTURE

      1.1 The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election
          - any or all appropriate nominees (except new) may be held accountable;

      1.2 The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

          o A classified board structure;

          o A supermajority vote requirement;

          o Either a plurality vote standard in uncontested director elections or a majority vote standard for director elections with no plurality carve-out for contested elections;

          o The inability for shareholders to call special meetings;

          o The inability for shareholders to act by written consent;

          o A dual-class capital structure; and/or o A non-shareholder-approved poison pill.

      POISON PILLS:

      1.3 The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote WITHHOLD/AGAINST every year until this feature is removed;

      1.4 The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term pill" (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (November 19, 2009); or

      1.5 The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

      1.6 The board adopts a poison pill with a term of 12 months or less ("short-term pill") without Shareholder approval, taking into account the following factors:

          o The date of the pill's adoption relative to the date of the next meeting of shareholders - i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

          o The issuer's rationale;

          o The issuer's governance structure and practices; and

          o The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

      1.7 The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8 The company receives an adverse opinion on the company's financial statements from its auditor; or 1.9 There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

     1.10 Poor accounting practice are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote WITHHOLD/AGAINST from the members of the Compensation Committee and potentially the full board if:

     1.11 There is a significant misalignment between CEO pay and company performance (Pay for Performance);

     1.12 The company maintains significant problematic pay practices;

     1.13 The board exhibits a significant level of poor communication and responsiveness to shareholders;

     1.14 The company fails to submit one-time transfers of stock options to a shareholder vote; or

     1.15 The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

     1.16 The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account;

      o   The company's response, including:

          o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

          o Specific actions taken to address the issues that contributed to the low level of support;

          o   Other recent compensation actions taken by the company.

      o Whether the issues raised are recurring or isolated; o The company's ownership structure; and

      o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

     1.17 Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company;

     1.18 Failure to replace management as appropriate; or

     1.19 Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.  BOARD RESPONSIVENESS

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

      2.1 The board failed to act on a shareholder proposal that received approval of a majority of the shares outstanding the previous year;

      2.2 The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      2.3 The board failed to act on takeover offers where the majority of shares are tendered;

      2.4 At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/ against vote; or

      2.5 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

      2.6 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

      o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

      o   The company's ownership structure and vote results;

      o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

      o The previous year's support level on the company's say-on-pay proposal.

3.  DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors below) when:

      3.1 The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      3.2 The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      3.3 The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      3.4 The full board is less than majority independent.

4.  DIRECTOR COMPETENCE

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

      4.1 The company's proxy indicated that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

      4.2 Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

          o   Medical issues/illness;

          o   Family emergencies; and

          o   Missing only one meeting.

          These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

      4.3 Sit on more than six public company boards; or

      4.4 Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

      o   Company-specific factors; and

      o   Proposal-specific factors, including:

          o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

          o The maximum proportion of directors that shareholders may nominate each year; and

          o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

SHAREHOLDER RIGHTS & DEFENSES:

EXCLUSIVE VENUE

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

      o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and

      o   Whether the company has the following good governance features:

          o   An annually elected board;

          o   A majority vote standard in uncontested director elections;
              and

          o The absence of a poison pill, unless the pill was approved by shareholders.

POISON PILLS - MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE BY CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o   No lower than a 20% trigger, flip-in or flip-over;

      o   A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limit the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

POISON PILLS - MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses ("NOLs") if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

      o   The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of
          NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o   Any other factors that may be applicable.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent. Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o   Shareholders' current right to act by written consent;

      o   The consent threshold;

      o   The inclusion of exclusionary or prohibitive language;

      o   Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(3) right for shareholders to call special meetings at a 10 percent threshold;

      o   A majority vote standard in uncontested director elections;

      o   No non-shareholder-approved pill; and

      o   An annually elected board.


CAPITAL/RESTRUCTURING
COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

      o   Past Board Performance:

          o The company's use of authorized shares during the last three years;

      o   The Current Request:

          o Disclosure in the proxy statement of the specific reasons for the proposed increase;

          o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

--------------

3 "UNFETTERED" MEANS NO RESTRICTIONS ON AGENDA ITEMS, NO RESTRICTIONS ON THE NUMBER OF SHAREHOLDERS WHO CAN GROUP TOGETHER TO REACH THE 10 PERCENT THRESHOLD, AND ONLY REASONABLE LIMITS ON WHEN A MEETING CAN BE CALLED: NO GREATER THAN 30 DAYS AFTER THE LAST ANNUAL MEETING AND NO GREATER THAN 90 PRIOR TO THE NEXT ANNUAL MEETING.

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance

          o The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          o Disclosure in the proxy statement of specific reasons for the proposed increase;

          o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

          o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

          o   The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs; 2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION - MANAGEMENT PROPOSALS (SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay -
MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

          o   Magnitude of pay misalignment;

          o Contribution of non-performance-based equity grants to overall pay; and

          o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY
PAY FOR PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.  Peer Group(4) Alignment:

          o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

          o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the

---------------

4 THE PEER GROUP IS GENERALLY COMPRISED OF 14-24 COMPANIES THAT ARE SELECTED USING MARKET CAP, REVENUE (OR ASSETS FOR FINANCIAL FIRMS), AND GICS INDUSTRY GROUP, VIA A PROCESS DESIGNED TO SELECT PEERS THAT ARE CLOSEST TO THE SUBJECT COMPANY, AND WHERE THE SUBJECT COMPANY IS CLOSE TO MEDIAN IN REVENUE/ASSET SIZE. THE RELATIVE ALIGNMENT EVALUATION WILL CONSIDER THE COMPANY'S RANK FOR BOTH PAY AND TSR WITHIN THE PEER GROUP (FOR ONE- AND THREE-YEAR PERIODS) AND THE CEO'S PAY RELATIVE TO THE MEDIAN PAY LEVEL IN THE PEER GROUP.

following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The ratio of performance-based compensation to overall compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

      o   Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

      o   Multi-year guaranteed bonuses;

      o   A single performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay.

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          o   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company.

          o   Whether the issues raised are recurring or isolated;

          o   The company's ownership structure; and

          o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (MANAGEMENT "SAY ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION OR PROPOSED SALE

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

      o Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

      o Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

      o Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

      o Single trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

      o   Potentially excessive severance payments;

      o Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

      o In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o   The total cost of the company's equity plans is unreasonable;

      o   The plan expressly permits the repricing;

      o   A pay-for-performance misalignment is found;

      o The company's three-year burn rate exceeds the burn rate cap of its industry group;

      o   The plan has a liberal change-of-control definition; or

      o   The plan is a vehicle for poor pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

      o Whether adoption of the proposal is likely to enhance or protect shareholder value;

      o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets and earnings;

      o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

      o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

      o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

      o Whether the company's analysis and voting recommendation to shareholders are persuasive;

      o What other companies have done in response to the issue addressed in the proposal;

      o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

      o Whether implementation of the proposal's request would achieve the proposal's objectives;

      o Whether the subject of the proposal is best left to the discretion of the board;

      o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

      o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

POLITICAL SPENDING & LOBBYING ACTIVITIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
          (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

      o The company's current disclosure of relevant policies and oversight mechanisms;

      o Recent significant controversies, fines or litigation related to the company's public policy activities; and

      o The impact that the policy issues may have on the company's business operations.

HYDRAULIC FRACTURING

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

      o The company's current level of disclosure of relevant policies and oversight mechanisms;

      o The company's current level of such disclosure relative to its industry peers;

      o  Potential relevant local, state or national regulatory developments;
         and

      o Controversies, fines or litigation related to the company's hydraulic fracturing operations.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2013


PORTFOLIO MANAGEMENT TEAM

EQUITIES AND OPTIONS - CHARTWELL INVESTMENT PARTNERS, L.P.

Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Adviser"), founded in 1997, is an employee-owned investment firm focusing on institutional, sub-advisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 39 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 16 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 28 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The investment team for the First Trust Enhanced Equity Income Fund consists of three portfolio managers with an average of 30 years of investment experience. All team members conduct fundamental research and meet with company management. Purchase and sale decisions are made by the portfolio managers. The day-to-day work and the management of the Fund is divided evenly among the portfolio managers.

SENIOR LOANS AND LEVERAGE - FIRST TRUST ADVISORS, L.P.

William Housey is the Senior Portfolio Manager for the Leveraged Finance Investment Team of First Trust Advisors L.P. ("First Trust") and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries. The portfolio managers are supported in their portfolio management activities by a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts.

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 16 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst ("CFA") designation.

SCOTT D. FRIES, CFA
VICE PRESIDENT, PORTFOLIO MANAGER

Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 16 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
                                                             Total # of                which Advisory   Advisory Fee is
 Name of Portfolio Manager                                    Accounts       Total     Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed      Assets       Performance      Performance

Bernard P. Schaffer          Registered Investment                1         $301.6            0               $0
                             Companies:
                             Other Pooled Investment              1           $.5             0               $0
                             Vehicles:

                             Other Accounts:                                $344.9
                                                                 10         Million           0               $0
Douglas W. Kugler            Registered Investment                1         $301.6            0               $0
                             Companies:
                             Other Pooled Investment              1           $.5             0               $0
                             Vehicles:

                             Other Accounts:                                $344.9
                                                                 10         Million           0               $0
Peter M. Schofield           Registered Investment                1         $301.6            0               $0
                             Companies:
                             Other Pooled Investment              1           $.5             0               $0
                             Vehicles:

                             Other Accounts:                                $344.9            0               $0
                                                                 10         Million

William Housey               Registered Investment
                             Companies:                           5          $944             0               $0

                             Other Pooled Investment
                             Vehicles:                            0           $0              0               $0

                             Other Accounts:                                $133.5
                                                                  1         Million           0               $0



Scott Fries                  Registered Investment
                             Companies:                           5          $944             0               $0

                             Other Pooled Investment
                             Vehicles:                            0           $0              0               $0

                             Other Accounts:                                $133.5
                                                                  1         Million           0               $0

POTENTIAL CONFLICTS OF INTERESTS

CHARTWELL INVESTMENT PARTNERS, L.P.

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

FIRST TRUST ADVISORS, L.P.

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Investment Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a confidential watch list of all issuers for which the Leveraged Finance Investment Team has material non-public information in its possession.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2013.

CHARTWELL INVESTMENT PARTNERS, L.P.

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager's and analyst's level and type of ownership interest(s). There are currently three types of equity: (1) straight limited partnership interests,
(2) Class B share interests, and (3) phantom stock interests. In all cases, the annual ownership distributions are paid to employees based on their respective percentage equity interest(s) multiplied by total net cash distributions paid during the year.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

FIRST TRUST ADVISORS L.P.

The compensation structure for the First Trust Advisors Leveraged Finance Investment Team is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the First Trust Advisors Leveraged Finance Investment Team are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of the Fund.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2013


                                           Dollar Range of Registrant
      Name                                 Shares Beneficially Owned
      Bernard P. Schaffer                              $0
      Douglas W. Kugler                                $0
      Peter M. Schofield                               $0
      William Housey                                   $0
      Scott Fries                                      $0


(B)    Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.


      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Active Dividend Income Fund
            --------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 24, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 24, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 24, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.